UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 27, 2002
                                ----------------


                                    PANACO, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-26662              43-1593374
 ---------------------------     -----------------------   ------------------
(State or Other Jurisdiction     Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification No.)

                1100 Louisiana, Suite 5100, Houston, Texas 77002
                ------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 970-3100
                                ----------------

Item 5.      Other Events and Required FD Disclosure.

     On January 8, 2003, Panaco, Inc. issued the press release attached hereto as Exhibit 99.1. Such press release is incorporated by reference into this current report on Form 8-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         99.1.    Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 8, 2003


                                  PANACO, INC.

                                  By:   /s/ A. Theodore Stautberg, Jr.
                                        ------------------------------
                                        A. Theodore Stautberg, Jr.
                                        President and Chief Executive Officer

                                                                    Exhibit 99.1

                    PANACO, Inc. Discusses AMEX Notification

Houston, TX, January 8, 2003 - PANACO, Inc. (the "Company") (AMEX:PNO), an oil and gas exploration and production company, announced today that it has received a notification from the American Stock Exchange regarding its intention to proceed with the filing of an application with the Securities and Exchange Commission to strike the Company's common stock from listing and registration on the Amex. The Amex notification states that the Company is not currently in compliance with Amex listing standards related to the Company's SEC filings, recent results of operations and financial condition. Although the Company may appeal this decision, such appeal would be based on the merits of a plan prepared by the Company showing how it might regain compliance with the listing standards cited by the Amex staff. Consistent with its decision not to submit such a plan in response to an Amex notification of November 29, 2002, the Company's Board of Directors has similarly concluded not to appeal the Amex determination to seek delisting given the Company's pending Chapter 11 proceedings, its ongoing efforts to develop a plan of reorganization and its current financial circumstances.








PANACO, Inc. is an independent oil and gas exploration and production Company focused primarily on the Gulf of Mexico and the Gulf Coast Region. The Company acquires producing properties with a view toward further exploitation and development, capitalizing on state-of-the-art 3-D seismic and advanced directional drilling technology to recover reserves that were bypassed or previously overlooked. Emphasis is also placed on pipeline and other infrastructure to provide transportation, processing and tieback services to neighboring operators. PANACO's strategy is to systematically grow reserves, production, cash flow and earnings through acquisitions and mergers, exploitation and development of acquired properties, marketing of existing infrastructure, and a selective exploration program.


Forward-looking statements in this press release are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including drilling risks, uncertainties in estimating reserves, risks inherent in oil and gas operations, volatility in oil and gas prices, the Company's ability to successfully negotiate a restructuring of its debt with its creditors, the ability of the Company to successfully emerge from bankruptcy, the ability of the Company to operate successfully during the reorganization proceeding, and other risks and uncertainties set forth in greater detail in the 2001 PANACO Annual Report on Form 10-K. No assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Forward-looking statements are made as of the date hereof and PANACO undertakes no obligation to update or revise such statements in the event of later changes.